John Deere Owner Trust 1999-A                      Exhibit 99.3
  Servicer's Certificate

$167,300,000 Class A-1 4.9988%
    Asset Backed Notes due June 19, 2000
$262,000,000 Class A-2 5.4660%
    Asset Backed Notes due August 15, 2001
$186,000,000 Class A-3 5.9400%
    Asset Backed Notes due October 15, 2002
$146,125,000 Class A-4 6.1200%
    Asset Backed Notes due October 17, 2005
$32,230,000  6.100% Class B
    Asset Backed Notes due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                         15-Feb-00

(1)  Servicing Fee                                  $507,830.76
     Servicing Fee Shortfall                              $0.00

(2)  Administration Fee:                                $100.00
     Administration Fee Shortfall                         $0.00

(3)  Total Distribution Amount:                  $39,874,791.63

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:                      $0.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-1 Notes:                   $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:              $1,068,523.33
     Noteholders' Interest Carryover
     Shortfall applicable to A-2 Notes:                   $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:                $920,700.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-3 Notes:                   $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:                $745,237.50
     Noteholders' Interest Carryover
     Shortfall applicable to A-4 Notes:                   $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                  $131,589.96
     Noteholders' Interest Carryover
     Shortfall applicable to B Notes:                     $0.00

(9)  Noteholders' Interest Distributable
     Amount deposited into Note
     Distribution Account:                        $2,866,050.79
     Noteholders' Interest Carryover Shortfall:           $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                        FALSE
     % of Principal Distribution Amount
     applicable to A-1 Noteholders:                       0.00%
     A-1 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-1 Noteholders' Principal Distributable
     Amount:                                              $0.00

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                       $32,394,812.04
     % of Principal Distribution Amount
     applicable to A-2 Noteholders                       90.20%
     A-2 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-2 Noteholders' Principal Distributable
     Amount:                                     $32,394,812.04

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders                        0.00%
     A-3 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-3 Noteholders' Principal Distributable
     Amount:                                              $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                        0.00%
     A-4 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-4 Noteholders' Principal Distributable
     Amount:                                              $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                        $2,560,894.21
     % of Principal Distribution Amount
     applicable to B Noteholders                          7.13%
     B Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     B Noteholders' Principal Distributable
     Amount:                                      $2,560,894.21

(15) Noteholders' Principal Distribution
     Amount deposited into Note Distribution
     Account:                                    $34,955,706.25
     Noteholders' Principal Carryover
     Shortfall:                                           $0.00

(16) Noteholders' Distributable Amount:          $37,821,757.04

(17) Amount to be withdrawn from the Reserve
     Account and deposited into Note
     Distribution Account:                                $0.00
     Interest Amount included above:                      $0.00
     Principal Amount included above:                     $0.00

(18) Deposit to Reserve Account from
     Collection Account to increase the amount
     on deposit in the Reserve Account to the
     Specified Reserve Account Balance:                   $0.00

(19) Certificateholders' Interest
     Distributable Amount:                                $0.00
     Certificateholders' Interest
     Carryover Shortfall:                                 $0.00

(20) Certificateholders' Principal
     Distributable Amount applicable
     to current period:                             $960,335.33
     % of Principal Distribution Amount
     applicable to Certificate holders:                   2.67%
     Certificateholders' Principal
     Carryover Shortfall:                                 $0.00
     Certificateholders' Principal
     Distributable Amount:                          $960,335.33

(21) Certificateholders' Distributable Amount:      $960,335.33

(22) Deposit to Reserve Account
     (from excess collections):                     $584,768.50

(23) Specified Reserve Account Balance
     (after all distributions and adjustments):  $14,100,482.07

(24) Reserve Account Balance over the
     Specified Reserve Account Balance
     (before any distribution of excess):        $14,685,250.57

(25) Excess Reserve Account Balance
     Distributable to Seller (5.05(b)(i)
     or (ii)):                                      $584,768.50

(26) Note Value as of the end of the
     related Collection Period                  $583,141,365.79

(27) Pool Balance (excluding Accrued
     Interest) as of close of business
     on the last day of the related
     Collection Period:                         $576,327,586.19

(28) After giving effect to all
     distributions on such Payment Date:

     Outstanding Principal Balance of A-1 Notes:          $0.00
     A-1 Note Pool Factor:                            0.0000000

     Outstanding Principal Balance
     of A-2 Notes:                              $218,943,589.85
     A-2 Note Pool Factor:                            0.8356626

     Outstanding Principal Balance
     of A-3 Notes:                              $186,000,000.00
     A-3 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of A-4 Notes:                              $146,125,000.00
     A-4 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of B Notes:                                 $23,325,654.63
     B Note Pool Factor:                              0.7237249

     Outstanding Principal Balance of the
     Certificates:                                $8,747,120.49
     Certificate Pool Factor:                         0.7236901

(29) Aggregate Purchase Amounts for related
     Collection Period:                                   $0.00

(30) Reserve Account Balance after giving
     effect to all distributions:                $14,100,482.07

(31) Specified Reserve Account Balance (after
     all distributions and adjustments):         $14,100,482.07

(32) Amount of Realized Losses for the
     related collection period:                     $100,700.04

(33) Amount of Payments that are more
     than 60 days past due:                       $1,507,862.00